SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 27, 2005

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                        0-19771                22-2786081
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(State or Other Jurisdiction     (Commission file Numbers)     (IRS Employer
       of Incorporation)                                    Identification Nos.)

                 200 Route 17, Mahwah, New Jersey              07430
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               (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (201) 529-2026
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On October 27, 2005, the Registrant's Vice President and Chief Financial Officer Yacov Kaufman, gave written notice of his resignation, effective November 30, 2005, from all positions with the Registrant and its subsidiaries. Mr. Kaufman also serves as the Registrant's principal accounting officer. It is currently contemplated that Mr. Kaufman will continue in his positions with the Registrant until November 30, 2005. No successor has yet been appointed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31st day of October 2005.


                           DATA SYSTEMS & SOFTWARE INC.


                           By: /s/ George Morgenstern
                           ---------------------------
                           Name: George Morgenstern
                           Title:   President and Chief Executive Officer